EXHIBIT 99.1

COVANTA INCREASES QUARTERLY CASH DIVIDEND PAYOUT BY 10 PERCENT

Authorizes Payment of Quarterly Cash Dividend of $0.165 Per Share
Increases Share Repurchase Authorization to $150 Million

MORRISTOWN, N.J., March 7, 2013 -- Covanta Holding Corporation (NYSE: CVA) ("Covanta" or the "Company"), a leading global owner and operator of Energy-from-Waste ("EfW") projects, today announced that the Board of Directors has authorized a 10% increase of the Company's quarterly cash dividend to $0.165 per share. On an annualized basis, this represents a cash dividend of $0.66 per share. The increased quarterly cash dividend is payable on April 5, 2013 to shareholders of record as of the close of business on March 28, 2013.

The Board of Directors also increased the current share repurchase authorization to $150 million.

“Given the strength of our business and the sustainability of our Free Cash Flow generation, we have once again increased our quarterly cash dividend,” said Anthony Orlando, Covanta's Chief Executive Officer and President. “We have great visibility into our cash generation in both the immediate and long term, and will use that cash to grow the business and reward our shareholders.”

Since July 2010, the Company has returned over $750 million to shareholders in the form of cash dividends and share repurchases. As of December 31, 2012, the Company had repurchased $413 million or 16.7% of the shares outstanding since the start of the share repurchase program.

Sanjiv Khattri, Covanta's Executive Vice President and Chief Financial Officer, stated, “We see the dividend as having further growth potential in the years to come and I'm confident that we will continue to increase shareholder value by effectively running the business, capitalizing on our growth investments and returning any excess capital to our shareholders.”

About Covanta
Covanta Holding Corporation (NYSE: CVA) is an internationally recognized owner and operator of large-scale Energy-from-Waste and renewable energy projects and a recipient of the Energy Innovator Award from the U.S. Department of Energy's Office of Energy Efficiency and Renewable Energy. Covanta's 44 Energy-from-Waste facilities provide communities with an environmentally sound solution to their solid waste disposal needs by using that municipal solid waste to generate clean, renewable energy. Annually, Covanta's modern Energy-from-Waste facilities safely and securely convert approximately 20 million tons of waste into 9 million megawatt hours of clean renewable electricity and approximately 9 billion pounds of steam that are sold to a variety of industries. For more information, visit www.covantaenergy.com.

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta Holding Corporation and its subsidiaries (“Covanta”) or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “will,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements with respect to Covanta include, but are not limited to: fluctuations in the prices of energy, waste disposal, scrap metal and commodities; adoption of new laws and regulations in the United States and abroad; the fee structures of our contracts; difficulties in the operation of our facilities, including fuel supply and energy transfer interruptions, failure to obtain regulatory approvals, equipment failures, labor disputes and work stoppages, weather interference and catastrophic events; difficulties in the financing, development and construction of new projects and expansions, including increased construction costs and delays; limits of insurance coverage; our ability to avoid defaults under our long-term service contracts; performance of third parties under our contractual arrangements; concentration of suppliers and customers; increased competitiveness in the energy industry; changes in foreign currency exchange rates; limitations imposed by our existing indebtedness; exposure to counterparty credit risk and instability of financial institutions in connection with financing transactions; our ability to utilize our net operating losses; failures of disclosure controls and procedures; general economic conditions in the United States and abroad, including the availability of credit and debt financing and market conditions at the time our contracts expire; and other risks and uncertainties affecting our businesses described in Item 1A. Risk Factors of our Annual Report on Form 10-K and in other filings by Covanta with the SEC.

Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any of its forward-looking statements. Covanta's future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have, or undertake, any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

Investor Contacts
Alan Katz
1.862.345.5456

Clare Rauseo
1.862.345.5236

IR@covantaenergy.com

Media Contact
James Regan
1.862.345.5216